Exhibit (o)

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marc R. Bryant to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Access One Trust and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Russell S. Reynolds, III	December 15, 2004
Russell S. Reynolds, III

Exhibit (o)

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marc R. Bryant to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Access One Trust and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Michael C. Wachs	December 15, 2004
Michael C. Wachs

Exhibit (o)

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marc R. Bryant to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Access One Trust and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Troy A. Sheets	December 15, 2004
Troy A. Sheets